INTELLECTUAL PROPERTY SECURITY AGREEMENT

     This INTELLECTUAL PROPERTY SECURITY AGREEMENT is entered into as of the Effective Date by and between SILICON VALLEY BANK (“Bank”) and Global Med Technologies, Inc., a Colorado corporation (“Global Med”), and PeopleMed.com, Inc., a Colorado corporation (“PeopleMed” and, together with Global Med, the “Grantor”).

RECITALS

     A. Bank has agreed to make certain advances of money and to extend certain financial accommodation to Grantor (the “Loans”) in the amounts and manner set forth in that certain Loan and Security Agreement by and between Bank and Grantor dated the Effective Date (as the same may be amended, modified or supplemented from time to time, the “Loan Agreement”; capitalized terms used herein are used as defined in the Loan Agreement). Bank is willing to make the Loans to Grantor, but only upon the condition, among others, that Grantor shall grant to Bank a security interest in certain Copyrights, Trademarks, Patents, and Mask Works to secure the obligations of Grantor under the Loan Agreement.

     B. Pursuant to the terms of the Loan Agreement, Grantor has granted to Bank a security interest in all of Grantor’s right, title and interest, whether presently existing or hereafter acquired, in, to and under all of the Collateral.

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, and intending to be legally bound, as collateral security for the prompt and complete payment when due of its obligations under the Loan Agreement, Grantor hereby represents, warrants, covenants and agrees as follows:

AGREEMENT

     To secure its obligations under the Loan Agreement, Grantor grants and pledges to Bank a security interest in all of Grantor’s right, title and interest in, to and under its Intellectual Property Collateral (including without limitation those Copyrights, Patents, Trademarks and Mask Works listed on Schedules A, B, C, and D hereto), and including without limitation all proceeds thereof (such as, by way of example but not by way of limitation, license royalties and proceeds of infringement suits), the right to sue for past, present and future infringements, all rights corresponding thereto throughout the world and all re-issues, divisions continuations, renewals, extensions and continuations-in-part thereof.

     This security interest is granted in conjunction with the security interest granted to Bank under the Loan Agreement. The rights and remedies of Bank with respect to the security interest granted hereby are in addition to those set forth in the Loan Agreement and the other Loan Documents, and those which are now or hereafter available to Bank as a matter of law or equity. Each right, power and remedy of Bank provided for herein or in the Loan Agreement or any of the Loan Documents, or now or hereafter existing at law or in equity shall be cumulative and concurrent and shall be in addition to every right, power or remedy provided for herein and the exercise by Bank of any one or more of the rights, powers or remedies provided for in this Intellectual Property Security Agreement, the Loan Agreement or any of the other Loan Documents, or now or hereafter existing at law or in equity, shall not preclude the simultaneous or later exercise by any person, including Bank, of any or all other rights, powers or remedies.

1

     IN WITNESS WHEREOF, the parties have caused this Intellectual Property Security Agreement to be duly executed by its officers thereunto duly authorized as of the first date written above.

GRANTOR: Global Med Technologies, Inc.
Address of Global Med Technologies, Inc.: 12600 W. Colfax Ave. Suite C-420 Lakewood, CO 80215	By: /s/ Michael I. Ruxin, M.D. Title: Chief Executive Officer
Attn: Michael I. Ruxin, M.D.	GRANTOR: PeopleMed.com, Inc.
Address of PeopleMed.com, Inc.: 12600 W. Colfax Ave. Suite C-420 Lakewood, CO 80215	By: /s/ Michael I. Ruxin, M.D. Title: Chief Executive Officer
Attn: Michael I. Ruxin, M.D.	BANK:

Address of Bank: 3003 Tasman Drive Santa Clara, CA 95054-1191	SILICON VALLEY BANK By: /s/ Ryan C. Lee Title: Relationship Manager
Attn: Ryan C. Lee

EXHIBIT A

COPYRIGHTS

	Registration/	Registration/
	Application	Application
Description	Number	Date

NONE

EXHIBIT B
PATENTS
	Registration/	Registration/
	Application	Application
Description	Number	Date

Method and system for managing blood products	09/823,814	1999

EXHIBIT C
TRADEMARKS
	Registration/	Registration/
	Application	Application
Description	Number	Date

ELDORADO DONOR DOC	77134346	03/19/2007
DONOR DOC	77133530	03/16/2007
ELDORADO	77133511	03/16/2007
ELDORADO	76670647	12/21/2006
COMPLETELY FOCUSED ON YOUR WORLD	3243258	05/22/2007
SERVICE 360	3243257	05/22/2007
SERVICE 360 WYNDGATE TECHNOLOGIES	3241005	05/15/2007
PATIENT-AT-A-GLANCE BAR	3214525	03/06/2007
WYNDGATE TECHNOLOGIES	2857448	06/29/2004
SAFETRACE TX	2894326	10/19/2004
SAFETRACE	2831480	04/13/2004
VEIN-TO-VEIN	2766663	09/23/2003
VEIN-TO-VEIN	2713691	05/06/2003
EHEALTH FOR AN EWORLD	2549385	03/19/2002
GLOBAL MED TECHNOLOGIES	2526402	01/08/2002
SAFETRACE TX	2449523	05/08/2001
WYNDGATE TECHNOLOGIES	2141242	03/03/1998
PEOPLEMED.COM	2528069	01/08/2002
DYNISOFT	2723069	06/10/2003
DYNIFACE	2723068	06/10/2003
DYNIALERT	2723067	06/10/2003
DYNIRX	2655553	12/03/2002
DYNILINK	2723066	06/10/2003
BRINGING HELPING HANDS TOGETHER	2723065	06/10/2003

EXHIBIT D

MASK WORKS

	Registration/	Registration/
	Application	Application
Description	Number	Date

NONE